                                                                  EXHIBIT 10.67c

                             SIXTH AMENDMENT TO THE
                                CREDIT AGREEMENT


                  This SIXTH AMENDMENT TO THE CREDIT AGREEMENT (this "Amendment") is dated as of June 28, 1996 and entered into by and among Collagen Corporation, a Delaware corporation (the "Borrower"), and The Bank of New York (the "Bank"), and is made with reference to that certain Credit Agreement dated as of November 15, 1994, by and among the Borrower and the Bank, as amended (the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, the Borrower and the Bank desire to amend the Credit Agreement to adjust certain of the financial covenants set forth therein and to make certain other amendments as set forth below; and

                  WHEREAS, the Bank is willing to agree to the requested amendments, subject to the terms of this Amendment.


                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

                  SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

                  1.1. AMENDMENT TO SECTION 5.12(C)

                           Section 5.12 of the Credit Agreement is hereby
amended by deleting the section entitled "Aggregate Amount" and the section entitled "Fiscal Year End" and inserting in their place and stead the following:

                  Aggregate                                   Fiscal
                   Amount                                     Year End
                  ---------                                   --------
                  $17,335,000                                 6/30/96
                  $ 6,000,000                                 6/30/97


                  1.2. AMENDMENT TO SCHEDULE 5.11 (PERMITTED DEBT)

                  Schedule 5.1 (Permitted Debt) which currently states "None" thereon, is hereby deleted in its entirety, and the new Schedule 5.11 attached hereto as Schedule 5.11 (new) shall be substituted in its place.

                  1.3. AMENDMENT TO SCHEDULE 5.12 (PERMITTED INVESTMENTS)

                  The portion of Schedule 5.12 (Permitted Investments) labeled "Collagen Corporation Summary of Investments in Affiliates" dated October 25, 1994, a copy of which is attached to this Amendment as Exhibit 1, is hereby deleted and the new Summary of Investments attached hereto as Exhibit 2 shall be substituted in its place.

                  1.4. AMENDMENT TO SECTION 5.15 (INTEREST COVERAGE RATIO)

                  The Bank hereby suspends the applicability of Section 5.15 of the Credit Agreement (Interest Coverage Ratio) for the fiscal quarter of the Borrower ending June 30, 1996. This suspension is effective only with respect to such fiscal quarter ending June 30, 1996. Section 5.15 shall be applicable for each fiscal quarter of the Borrower ending after June 30, 1996.


                  SECTION 2. EFFECTIVENESS OF THIS AMENDMENT

                  This Amendment shall be effective upon the Bank's receipt of:

                  2.1. AMENDMENT. A duly executed counterpart of this Amendment;

                  2.2. COHESION DOCUMENTS. A Security Agreement in the form of Exhibit E to the Credit Agreement and Subsidiary Guaranty in the form of Exhibit G to the Credit Agreement duly executed by Cohesion Corporation ("Cohesion"), which is hereby designated by the Bank as a "Designated Subsidiary" pursuant to
Section 3.8 of the Credit Agreement; and

                  2.3. COHESION SECRETARY'S CERTIFICATE. A certificate, dated as of the date hereof, of the Secretary or Assistant Secretary of Cohesion (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing other necessary corporate action (in form and substance satisfactory to the Bank) taken by it to authorize the Security Agreement and Subsidiary Guaranty entered into by Cohesion (ii) attaching a true and complete copy of its Certificate of Incorporation and By-Laws, (iii) setting forth the incumbency of its officer or officers who may sign such documents, including therein a signature specimen of such officer or officers and (iv) attaching a certificate of good standing of the Secretary of State of the jurisdiction of its incorporation and of each other jurisdiction in which it is qualified to do business.


                  SECTION 3. BORROWER'S REPRESENTATIONS AND

WARRANTIES
                  In order to induce the Bank to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to the Bank that the following statements are true, correct and complete:

                  3.1. CORPORATE POWER AND AUTHORITY. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement.

                  3.2. AUTHORIZATION OF AGREEMENTS. The execution, delivery and performance of this Amendment, and the performance of the Credit Agreement have been duly authorized by all necessary corporate action by the Borrower.

                  3.3. NO CONFLICT. The execution, delivery and performance by the Borrower of this Amendment and the performance by the Borrower of the Credit Agreement do not and will not (i) violate any provision of any law, rule or regulation applicable to the Borrower or any of its Subsidiaries, the Certificate of Incorporation or Bylaws of the Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of the government binding on the Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contract of the Borrower or any of its Subsidiaries,
(iii) result in or require the creation or imposition of any Lien upon any of their properties or assets, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contract of the Borrower or any of its Subsidiaries except for such approvals or consents which have been obtained on or before the date hereof and disclosed in writing to the Bank.

                  3.4. GOVERNMENTAL CONSENTS. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Credit Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body or other Person.

                  3.5. BINDING OBLIGATION. This Amendment and the Credit Agreement when executed and delivered, will be the legally valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  3.6. INCORPORATION OR REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Article 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

                  3.7. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the execution of this Amendment which would constitute and Event of Default or a Potential Event of Default.


                  SECTION 4. MISCELLANEOUS

                  4.1. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                           (a) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                           (b) Except as specifically amended by this Amendment, the Credit Agreement, Pledge Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                           (c) The execution, delivery and performance of this Amendment shall not, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Bank under, the Credit Agreement, the Pledge Agreement or any of the other Loan Documents.

                  4.2. FEES AND EXPENSES. Borrower acknowledges that all costs, fees and expenses as described in Section 8.2 of the Credit Agreement incurred by the Bank and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

                  4.3. EXECUTION IN COUNTERPART. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

                  4.4. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a apart of this Amendment for any other purpose or be given any substantive effect.

                  4.5. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written by their respective officers thereunto duly authorized.

                                                      COLLAGEN CORPORATION

                                                      By:  /S/ David Foster
                                                          -----------------
                                                      Name:    David Foster
                                                               ------------
                                                      Title: Vice President and
                                                             ------------------
                                                      Chief Financial Officer
                                                      -----------------------

                                                      THE BANK OF NEW YORK

                                                      By:  /s/ Elizabeth T. Ying
                                                          ----------------------
                                                      Name:    Elizabeth T. Ying
                                                               -----------------
                                                      Title:   Vice President
                                                               --------------

                               SCHEDULE 5.11 (NEW)

                                 Permitted Debt




         1. Indebtedness of Cohesion Corporation, a consolidated subsidiary of the Borrower, pursuant to that certain Loan Agreement, dated as of May 24, 1996, between Cohesion Corporation and the Borrower.

         2. Debt of LipoMatrix pursuant to the Credit Suisse Loan Agreement (reference: Third Amendment to the Credit Agreement dated September 30, 1995)

                        SUPPLEMENT TO SECURITY AGREEMENT


                  SUPPLEMENT, dated as of June 28, 1996, made by COHESION CORPORATION, a California corporation (the "New Grantor") to the Security Agreement, dated as of November 15, 1994 (the "Security Agreement"), by and among Collagen Corporation, a Delaware corporation (the "Borrower"), each Guarantor party thereto and THE BANK OF NEW YORK (the "Lender").

                  A. Reference is made to the Credit Agreement, dated as of November 15, 1994, (as amended, modified or supplemented from time to time, the "Credit Agreement"), between the Borrower and the Lender.

                  B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or the Credit Agreement, as the case may be.

                  C. The Grantors have entered into the Security Agreement in order to induce the Lender to enter into the Credit Agreement and make the Other Loans. Pursuant to the Credit Agreement, the Lender may require certain Subsidiaries of the Borrower to be added under the Credit Agreement as Designated Subsidiaries, in which event said Subsidiary shall be required to enter into the Guaranty as an additional Guarantor. Section 22 of the Security Agreement provides that such Subsidiaries of the Borrower may become Grantors under the Security Agreement by the execution and delivery of an instrument in the form of this Supplement. The New Grantor is a Subsidiary of the Borrower and is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lender to make additional Other Loans and as consideration for Loans previously made.

                  Accordingly, the Lender and the New Grantor agree as follows:

                  1. In accordance with Section 22 of the Security Agreement, by signing this Supplement, the New Grantor (a) shall be, and shall be deemed to be, a "Grantor" under, and as such term is defined in, the Security Agreement with the same force and effect as if originally named therein as a Grantor, (b) shall have made, and shall be deemed to have made, the representations and warranties contained in Section 6 of the Security Agreement on and as of the date hereof, and (c) shall have made, and shall be deemed to have made, all of the covenants and agreements of a Grantor set forth in the Security Agreement.

                  2. The New Grantor represents and warrants to the Lender that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or an action at law).

                  3. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

                  4. This Supplement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws rules.

                  5. Every provision of this Supplement is intended to be severable, and if any term or provision hereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

                  6. For purposes of Section 19 of the Security Agreement, the address of the New Grantor is as follows:

                           COHESION CORPORATION
                           2500 Faber Place
                           Palo Alto, CA 94303
                           Telecopier No.: (415) 856-1430
                           Telephone No.:  (415) 856-0200
                           Attention: Chief Financial Officer

                  7. The New Grantor agrees to reimburse the Lender for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel to the Lender.

                  8. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Lender shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Lender.

                  The New Grantor and the Lender have duly executed this Supplement to the Security Agreement as of the day and year first above written.

                                                     COHESION CORPORATION



                                                        By:   /s/ Frank DeLustro
                                                             -------------------
                                                        Name:     Frank DeLustro
                                                                  --------------
                                                        Title: CEO and President
                                                               -----------------

                                                     THE BANK OF NEW YORK



                                                     By:    /s/ Elizabeth Ying
                                                            ------------------
                                                     Name:   Elizabeth T. Ying
                                                             -----------------
                                                     Title:     Vice President
                                                                --------------

                    [SCHEDULES CORRESPONDING TO THE SCHEDULES
                  IN THE SECURITY AGREEMENT ARE TO BE ATTACHED]

STATE OF California        )
                           )  ss.:
COUNTY OF Santa Clara      )



         On the 1ST day of August, 1996, before me personally came Frank A. DeLustro, to me known, who, being by me duly sworn, did depose and say that he/she resides at 2500 Faber Place Palo Alto, CA 94303, and that he/she is the CEO & President of COHESION CORPORATION, the corporation described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the board of directors of said corporation.


                                                 /s/ Denise M. Vaillancourt
                                                 --------------------------
                                                 Notary Public
                                                 Commission Expires: Feb.9, 2000

                                 SCHEDULE 6 (b)
                                       to
                               Security Agreement
                            Dated as of June 28, 1996


PART A - Chief Executive Office and Chief Place of Business:

Cohesion Corporation
2500 Faber Place
Palo Alto, California 94303
(Santa Clara County)


PART B - Other Offices and Places of Business:

None

PART C - Location of Equipment and Inventory:

Cohesion Corporation
2500 Faber Place
Palo Alto, California 94303
(Santa Clara County)

                                 SCHEDULE 6 (e)
                                       to
                               Security Agreement
                            Dated as of June 28, 1996

                         LIST OF PATENTS AND TRADEMARKS

PATENTS

Patent #          Issue Date        Title
- --------          ----------        -----

5,290,552         March 1, 1994     Surgical Adhesive Material



TRADEMARKS
- ----------

None

               SUPPLEMENT TO GUARANTY AND SUBORDINATION AGREEMENT


                  SUPPLEMENT, dated as of June 28, 1996, made by COHESION CORPORATION, a California corporation having an office at 2500 Faber Place, Palo Alto, California 94303, (the "New Guarantor") to the Guaranty (the "Guaranty"), dated as of November 15, 1994, made by each Guarantor party thereto and COLLAGEN CORPORATION, a Delaware corporation (the "Borrower") to THE BANK OF NEW YORK ("BNY").

                  A. Reference is made to the Credit Agreement, dated as of November 15, 1994, between the Borrower and BNY (as the same may be amended, extended, increased, modified, refunded or refinanced from time to time, the "Credit Agreement").

                  B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty or the Credit Agreement, as the case may be.

                  Accordingly, BNY and the New Guarantor agree as follows:

                  1. In accordance with Section 10 of the Guaranty, by signing this Supplement, the New Guarantor (a) shall be, and shall be deemed to be, a "Guarantor" under, and as such term is defined in, the Guaranty with the same force and effect as if originally named therein as a Guarantor, (b) shall have made, and shall be deemed to have made, the representations and warranties contained in Section 4 of the Guaranty on and as of the date hereof, and (c) shall have made, and shall be deemed to have made, all of the covenants and agreements of a Guarantor set forth in the Guaranty.

                  2. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.

                  3. This Supplement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws rules.

                  4. Every provision of this Supplement is intended to be severable, and if any term or provision hereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

                  5. For purposes of Section 7 of the Guaranty, the address of the New Grantor is as follows:

                           COHESION CORPORATION
                           2500 Faber Place
                           Palo Alto, CA 94303
                           Telecopier No.: (415) 856-1430
                           Telephone No.:  (415) 856-0200
                           Attention: Chief Financial Officer

                  6. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when BNY shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and BNY.

                  The New Grantor and BNY have duly executed this Supplement to the Guaranty as of the day and year first above written.

                                                     COHESION CORPORATION



                                                     By:  /s/ Frank DeLustro
                                                          ------------------
                                                     Name:    Frank DeLustro
                                                              --------------
                                                     Title:  CEO & President
                                                             ---------------

                                                     THE BANK OF NEW YORK



                                                     By: /s/ Elizabeth Ying
                                                         ------------------
                                                     Name:   Elizabeth Ying
                                                             --------------
                                                     Title:  Vice President
                                                             --------------

STATE OF California        )
                           )  ss.:
COUNTY OF Santa Clara      )



         On the 1st day of August, 1996, before me personally came Frank DeLustro, to me known, who, being by me duly sworn, did depose and say that he/she resides at 2500 Faber Place Palo Alto, CA 94303, and that he/she is the CEO & President of COHESION CORPORATION, the corporation described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the board of directors of said corporation.


                                                 /s/ Denise M. Vaillancourt
                                                 --------------------------
                                                 Notary Public
                                                 Commission Expires: Feb.9, 2000